MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

                       Supplement dated March 16, 2000
     to the Statement of Additional Information dated February 1, 2000


     The Sales Charge and Offering Price for Class A and Class D in the table set forth under Computation of Offering Price Per Share under PRICING
OF SHARES on page 23, are revised as follows:

                                               Class A         Class D

Sales Charge (for Class A and Class D shares:
  1.00% of offering price; 1.01% of net asset
  value per share)* . . . . . . . . . . . . .     .09             .09
                                                _____           _____
Offering Price . . . . . . . . . . . . . . . .  $9.48           $9.48
                                                _____           _____


Code #10432-0200 ALL